UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 24, 2006

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-14354
(Commission file number)

35-1692825
(I.R.S. Employer Identification No.)

135 NORTH PENNSYLVANIA STREET
SUITE 2800
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 269-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In an uncontested election of Directors, any nominee for Director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election shall promptly (within 30 days) resign following certification of the shareholder vote.

This Principle will be included in each proxy statement relating to an election of directors of the Corporation.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION

Date: January 24, 2006	By:	/s/ William J. Brunner William J. Brunner Chief Financial Officer